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                                                                    EXHIBIT 10.3


                            FIRST AMENDMENT TO LEASE

        THIS FIRST AMENDMENT TO LEASE (this "AMENDMENT") made this 9th day of July, 2001, is by and among O'CHARLEY'S INC., a Tennessee corporation ("LESSEE") and FIRST AMERICAN BUSINESS CAPITAL, INC., a Tennessee corporation ("LESSOR").

                                    RECITALS:

        Lessee entered into that certain Lease, dated as of October 10, 2000 (the "LEASE") with Lessor. The Lessee has requested that certain provisions of the Lease be changed and the Lessor has agreed to such changes in the Lease subject to, among other things, the execution of this Amendment and the satisfaction of the conditions contained herein.

        NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. Section 1.1 of the Lease is hereby amended in its entirety to read as follows:

                Each Property is leased for a period (the "PRIMARY TERM") which shall commence on the applicable Effective Date (as applicable, the "COMMENCEMENT DATE") and shall end on October 5, 2006 (the "EXPIRATION DATE") or such earlier date as this Lease shall be terminated pursuant to any provision hereof; provided, however, that this Lease may be extended for the First Extended Term and the Second Extended Term pursuant to SECTION 33.3 hereof (the Primary Term, the First Extended Term, if any, and the Second Extended Term, if any, collectively, the "TERM").

                Upon Substantial Completion of any Property, Lessee will deliver to Lessor a certificate establishing that Substantial Completion has occurred with respect to such Property.

        2. The first sentence of Section 33.3 of the Lease is hereby amended in its entirety to read as follows:

                Lessee shall have the right, exercisable by giving notice to Lessor at least fourteen (14) months prior to the Expiration Date, to request that the Lessor extend this Lease for an additional term (the "FIRST EXTENDED TERM") for one period of five (5) years from the Expiration Date. Lessee shall also have the right, exercisable by giving notice to Lessor at lease fourteen (14) months prior to the expiration of the First Extended Term to request that the Lessor extend this Lease for an additional term (the "SECOND EXTENDED TERM") for one period of four (4) years from the expiration of the First Extended Term.

        3. Conditions. The effectiveness of this Amendment is expressly contingent upon Lessee's delivery to Lessor of the following amounts and documents, in form and content acceptable to Agent, in its sole discretion:

        (a) This Amendment executed by the Lessee;

        (b) Payment of all reasonable costs and expenses incurred by Lessor in connection with the Amendment, including, without limitation, reasonable attorneys' fees.


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        4. Ratification. Subject to the terms hereof, Lessee hereby restates and ratifies, as of the date hereof, all the representations, warranties and covenants of Lessee contained in the Lease and confirms that the terms and conditions of the Lease, as amended hereby, remain in full force and effect, that no Event of Default under the Lease has occurred and continues to exist and that the terms of Section 27 of the Lease, as hereby amended, shall continue to govern the Lease and shall govern this Amendment.




                           [SIGNATURE PAGE TO FOLLOW]












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        IN WITNESS WHEREOF, the parties hereby have duly executed this Agreement as of the day and year first above written.

                                       LESSEE:

                                       O'CHARLEY'S INC.


                                       By: /s/ A. Chad Fitzhugh
                                          --------------------------------------

                                       Title: Chief Financial Officer
                                             -----------------------------------


                                       LESSOR:

                                       FIRST AMERICAN BUSINESS CAPITAL, INC.

                                       By: /s/ Mary Buckner
                                          --------------------------------------

                                       Title: Senior Vice President
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